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                                  Exhibit 94.4

                                  Western Bank
                 Consolidated Financial Statements June 30, 1996

                                   (Unaudited)

WESTERN BANK
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

(000's omitted, except share data)

   ASSETS                                              30-JUN-96      31-DEC-95
--------------------------------------------------     ---------     ----------
   Cash and due from banks                             $  28,964     $  25,437
   Federal funds sold                                     10,000            --
   Interest bearing deposits and
     investment securities
       Held to maturity (Fair value of $1,498 and          1,509         3,612
       $3,656 at 6/30/96 and 12/31/95 respectively)
       Available for sale, at fair value                 129,394       140,133
   Loans and leases (net)                                196,012       210,506
   Premises and equipment                                  5,144         5,324
   Other real estate owned                                 6,099         4,828
   Other assets                                            7,253         7,158
                                                      ----------    ----------
                                        TOTAL ASSETS  $  384,375    $  396,998
                                                      ----------    ----------
                                                      ----------    ----------

LIABILITIES AND SHAREHOLDERS' EQUITY
   Deposits                                           $  343,364    $  340,639
   FHLB advances and other borrowings                                   17,000
   Accrued interest payable and other liabilities          2,114         1,814
                                                      ----------    ----------
                                   TOTAL LIABILITIES     345,478       359,453

   Common stock, no par value,
     authorized 10,000,000 shares and
     3,543,156 outstanding at 6/30/96 and
     12/31/95                                             20,511        20,511
   Retained earnings                                      19,432        17,088
   Unrealized gain on investment
   securities available for sale, net of taxes            (1,046)          (54)
                                                      ----------    ----------
                          TOTAL SHAREHOLDERS' EQUITY      38,897        37,545

          TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY  $  384,375    $  396,998
                                                      ----------    ----------
                                                      ----------    ----------

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WESTERN BANK
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

(000's omitted, except per share data)
                                                      FOR SIX MONTH PERIOD ENDED
                                                      --------------------------
                                                        30-JUN-96     30-JUN-95
                                                      ----------    ----------
INTEREST AND LOAN FEE INCOME:
   Investment securities                                $  4,046      $  3,322
   Federal funds sold                                         35           238
   Loans and leases                                       10,036         8,293
                                                      ----------    ----------
                               TOTAL INTEREST INCOME      14,117        11,853

INTEREST EXPENSE:
   Deposits                                                3,980         2,428
   Borrowings                                                319             9
                                                      ----------    ----------
                              TOTAL INTEREST EXPENSE       4,299         2,437

                                                      ----------    ----------
NET INTEREST INCOME                                        9,818         9,416

   Less:  provision for loan losses                            -           100
                                                      ----------    ----------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES        9,818         9,316

NON-INTEREST INCOME
   Service charges on deposits accounts                      165           151
   Temporary overdraft charges & NSF fees                    198           213
   Other service charge and fee income                       133           180
   Gain on sale of mortgage loans                              -           212
   Loan servicing fees                                       128           293
   Other income                                              152           787
                                                      ----------    ----------
                           TOTAL NON-INTEREST INCOME         776         1,836

NON-INTEREST EXPENSE
   Salaries and benefits                                   3,422         3,291
   Premises and furniture, fixtures and equipment            788           745
   Advertising, marketing and business development           206           242
   Data processing                                           431           362
   Other real estate owned                                   427           356
   Professional services                                     393           393
   Other                                                     907         1,778
                                                      ----------    ----------
                          TOTAL NON-INTEREST EXPENSE       6,574         7,167

                                                      ----------    ----------
Income before provision for taxes                          4,020         3,985
Provision for taxes                                        1,676         1,623
                                                      ----------    ----------
                NET INCOME AFTER PROVISION FOR TAXES    $  2,344      $  2,362
                                                      ----------    ----------
                                                      ----------    ----------

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WESTERN BANK
CONDENSED STATEMENTS OF CASH FLOWS
(UNAUDITED)

(000's omitted)
                                                      FOR SIX MONTH PERIOD ENDED
                                                      --------------------------
                                                       30-JUN-96      30-JUN-95
                                                       ---------      ---------
Cash flow from operating activities
Net income                                              $  2,344      $  2,362
   Adjustments to reconcile net income
   to net cash provided by operating activities:
       Provision for loan losses                               -           100
       Depreciation and amortization                         296           225
       Net increase (decrease) in accrued interest
         payable and other liabilities                       300        (2,280)
       Net decrease (increase) in accrued interest
         receivable and other assets                         (95)        3,674
                                                       ---------      ---------
               CASH PROVIDED BY OPERATING ACTIVITIES       2,845         4,081

Cash flow from investing activities:
   Principal payments received on investment securities
       available for sale                                 35,747        10,609
   Purchase of investment securities available for sale (26,000) (11,000) Principal payments received on investment securities
       held to maturity                                    2,103            (4)
   (Increase) decrease in net loans                       14,494        (1,542)
   (Increase) decrease in OREO                            (1,271)        2,100
   Additions to premises and equipment                      (116)         (652)

                                                       ---------      ---------
           NET CASH PROVIDED BY INVESTING ACTIVITIES      24,957          (489)

Cash flow from financing activities:
   Net increase (decrease) in deposits                     2,725       (29,305)
   Repayment of debt                                     (17,000)          -
   Common stock dividend                                       -            11
                                                       ---------      ---------
           NET CASH PROVIDED BY FINANCING ACTIVITIES     (14,275)      (29,294)

                                                       ---------      ---------
Net increase in cash and cash equivalents                 13,527       (25,702)

Cash and cash equivalents at the beginning of the period  25,437        55,423

CASH AND CASH EQUIVALENTS AT THE END
  OF THE PERIOD                                        $  38,964     $  29,721
                                                       ---------      ---------
                                                       ---------      ---------

Supplemental disclosure of cash flow information
   Property acquired through foreclosure                $  2,298      $  1,263

                                                       ---------      ---------
                                                       ---------      ---------
   Increase (decrease) of unrealized gain on investment
     securities available for sale, net of tax          $   (992)     $  2,218
                                                       ---------      ---------
                                                       ---------      ---------
   Cash taxes paid                                      $  1,650      $  1,665
                                                       ---------      ---------
                                                       ---------      ---------
   Cash interest paid                                   $  4,361      $  2,308
                                                       ---------      ---------
                                                       ---------      ---------